Exhibit 10.2
Schedule of Grants Made Under the Form of 2006-2008 Performance Share Agreement

			Total No. of Shares
Name	Title	Target Shares*	Underlying Grant**	Plan Governing Grant
David Goronkin	Chief Executive Officer	29,900	59,800	1995 Stock Option and
				Compensation Plan

Diana Purcel	Vice President, Chief Financial	7,200	14,400	1995 Stock Option and
	Officer and Secretary			Compensation Plan

Christopher O’Donnell	Senior Vice President –	6,200	12,400	1995 Stock Option and
	Operations			Compensation Plan

				1997 Employee Stock
				Option Plan and 2005
Additional Employees*		36,900	73,800	Stock Incentive Plan

Total		80,200	160,400

* Management may grant additional performance shares to employees other than officers based on individual performance criteria.

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